UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 15, 2017, Select Bancorp, Inc. (the “Company”), completed its previously announced acquisition of Premara Financial, Inc. (“Premara”) pursuant to that certain Agreement and Plan of Merger and Reorganization dated July 20, 2017 (the “Merger Agreement”) whereby Premara was merged with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. Pursuant to the Merger Agreement, each share of Premara common stock issued and outstanding at the effective time of the Merger was converted into the right to receive the merger consideration consisting of either (i) 1.0463 shares of Company common stock or (ii) $12.65 in cash. Premara shareholders will have the option of electing the form of consideration that they would prefer to receive in the Merger; provided, however, that such elections will be prorated such that a maximum of 948,080 shares of Premara common stock (equivalent to 30% of Premara’s outstanding shares of common stock as of the execution date of the Merger Agreement) will be converted to the per share cash consideration and the balance of the outstanding shares of Premara common stock as of the effective time of the Merger will be converted into Company common stock. Election materials are being mailed to Premara shareholders as of the close of business on December 15, 2017. Pursuant to the Merger Agreement, each warrant or stock option to acquire shares of Premara common stock issued and outstanding as of the effective time of the Merger was converted into the right to receive from the Company a cash payment equal to $12.65 less the exercise price of such warrant or option, as applicable.

Immediately following consummation of the Merger, Carolina Premier Bank, which was previously a wholly owned subsidiary of Premara, was merged with and into Select Bank & Trust Company, a wholly owned subsidiary of the Company.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger, and in accordance with the Merger Agreement, the Company increased the size of its board of directors by two members and appointed Charles R. Davis and Seth Wilfong to fill the resulting vacancies on the board. Mr. Davis previously served as a member of the board of directors of Premara and Carolina Premier Bank, and Mr. Wilfong previously served as a member of the board of directors of Carolina Premier Bank. Each of the new directors will receive compensation consistent with the Company’s standard compensation practices for non-employee directors. A description of the Company’s compensation practices for directors can be found under the heading “Director Compensation” appearing the in the Company’s definitive proxy statement filed with the SEC on March 31, 2017. No committee assignments have yet been made for Mr. Davis and Mr. Wilfong.

At closing of the Merger, Mr. Davis held 4,885 warrants to acquire shares of Premara common stock that carried an exercise price of $9.57 per share. Pursuant to the terms of the Merger Agreement (as discussed under Item 2.01 of this report), the warrants were cancelled in exchange for a cash settlement payment in the aggregate amount of $15,045.80.

Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The audited consolidated financial statements of Premara as of and for the years ended December 31, 2016 and 2015, and the independent auditor’s report thereon, as well as the accompanying notes thereto, are filed as Exhibit 99.1 hereto.

The unaudited consolidated balance sheets of Premara at September 30, 2017 and December 31, 2016, the unaudited consolidated statements of income for the three and nine months ended September 30, 2017 and 2016, the unaudited consolidated statements of comprehensive income for the three and nine months ended September 30, 2017 and 2016, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2017 and 2016, and the notes related thereto, are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K.

(b)       Pro forma financial information.

The required unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2017, and the notes related thereto, is incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger and Reorganization by and among Select Bancorp, Inc., Select Bank & Trust Company, Premara Financial, Inc. and Carolina Premier Bank, dated as of July 20, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2017)

23.1	Consent of Elliott Davis, PLLC

99.1	Audited consolidated financial statements of Premara as of and for the years ended December 31, 2016 and 2015 (incorporated by reference to Premara’s audited consolidated financial statements appearing at pages F-6 through F-44 of the Company’s Registration Statement on Form S-4 (File Number 333-220670) filed with the SEC on October 19, 2017)

99.2	Unaudited consolidated balance sheets of Premara at September 30, 2017 and December 31, 2016, unaudited consolidated statements of income for the three and nine months ended September 30, 2017 and 2016, unaudited consolidated statements of comprehensive income for the three and nine months ended September 30, 2017 and 2016, and unaudited consolidated statements of cash flows for the nine months ended September 30, 2017 and 2016, and the notes related thereto (filed herewith)

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2017 and the notes related thereto (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: December 21, 2017	By:	/s/ Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer

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